Exhibit 10.4
FIRST MODIFICATION OF MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING, PROMISSORY NOTE AND OTHER LOAN DOCUMENTS
THIS FIRST MODIFICATION OF MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING, PROMISSORY NOTE AND OTHER LOAN DOCUMENTS (this “Modification Agreement”) is dated as of September 9, 2013, and effective as of September 1, 2013 (the “Effective Date”), by and among METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (“Lender”), and SHC COLUMBUS DRIVE, LLC, a Delaware limited liability company (“Borrower”) and DTRS COLUMBUS DRIVE, LLC, a Delaware limited liability company (“Operating Lessee”), with reference to the following facts:
RECITALS
A.    Lender made a loan to Borrower in the original principal amount of $97,750,000.00 on May 5, 2010 (the “Loan”).
B.    The Loan is evidenced by a Promissory Note dated May 5, 2010 in the amount of $97,750,000 from Borrower as Maker to Lender as Holder (the “Original Note”).
C.     Repayment of the Original Note is secured by, among other documents, (i) a Mortgage, Security Agreement and Fixture Filing dated May 5, 2010 (the “Mortgage”), executed by Borrower and by Operating Lessee for the benefit of Lender, recorded May 6, 2010 as Document No. 1012622016 in the official records of Cook County, Illinois (the “Official Records”) and (ii) an Assignment of Leases of even date therewith (the “Assignment of Leases”) executed by Borrower and Operating Lessee, as Assignor, for the benefit of Lender, as Assignee, recorded May 6, 2010, as Document No. 1012622018 of the Official Records.
D.    The Mortgage encumbers a fee estate in certain real property located in Chicago, Illinois known as the Fairmont Hotel (the “Hotel”) and more particularly described on Exhibit A attached hereto, together with certain personal property and other property as more particularly set forth in the Mortgage (collectively, the “Property”).
E.    In connection with the Loan, Borrower and Liable Party executed an Unsecured Indemnity Agreement of even date with the Original Note (collectively, the “Original Indemnity Agreement”). The Original Indemnity Agreement is not a Loan Document.
F.    In connection with the Loan, Liable Party executed a Guaranty Agreement of even date with the Original Note (collectively, the “Original Guaranty”). The Original Guaranty is not a Loan Document.
G.    In connection with the Loan, SHR St. Francis, L.L.C. (“Affiliated Guarantor”) executed an Affiliated Guaranty dated as of May 5, 2005.

H.    Repayment of the Affiliated Guaranty is secured by a Deed of Trust, Security Agreement and Fixture Filing executed by Affiliated Guarantor in favor of Lender and encumbering the property and other improvements located at 301 Powell Street, San Francisco, California and more particularly described therein (the “Affiliated Guarantor Property”) and recorded May 10, 2010 in the Official Records of the City and County of San Francisco, California, as Instrument No. 2010-I964982-00 of and rerecorded June 28, 2010 as 2010-I989221 of Official Records of the City and County of San Francisco, California (the “Affiliated Guarantor Subordinate Deed of Trusts”).
I.    In connection with the Loan, Borrower, Lender and Manager entered into an Operator Lender Nondisturbance Agreement which was recorded May 5, 2010 in the Official Records as Document No. 1013229022.
J.    Lender also made a loan in the amount of $220,000,000 to Affiliated Guarantor on May 5, 2010 (the Affiliated Guarantor Loan”).
K.    The Affiliated Guarantor Loan is evidenced by a Promissory Note dated May 5, 2010 in the amount of $220,000,000 from Affiliated Guarantor as Maker to Lender as Holder (the “Affiliated Guarantor Note”).
L.     Repayment of the Affiliated Guarantor Note is secured by, among other documents, a Deed of Trust, Security Agreement and Fixture Filing dated May 5, 2010, executed by Affiliated Guarantor to Fidelity National Title Insurance Company, as Trustee, for the benefit of Lender, as Beneficiary, recorded May 11, 2010 as Instrument No. 2010-I964981-00 in the Official Records of San Francisco County, California and rerecorded June 28, 2010 as Instrument No. 2010-I989220-00,
M.    In connection with the Affiliated Guarantor Loan, Borrower executed a Borrower Guaranty dated as of May 5, 2005.
N.    Repayment of the Borrower Guaranty is secured by a Mortgage, Security Agreement and Fixture Filing executed by Borrower in favor of Lender and encumbering the Property and recorded May 6, 2010 in the Official Records as Document 1012622017 (the “Subordinate Mortgage”).
O.    Borrower has requested Lender to modify certain terms of the Loan Documents, (the “First Modification”) and certain terms of the Affiliated Guarantor Loan Documents (“Affiliated Loan First Modification”).
P.    Lender has agreed to consent to the First Modification and the Affiliated Loan First Modification, conditioned, among other things, upon the execution by Borrower and Operating Lessee and by Affiliated Guarantor and by the other parties to the Loan Documents and the Affiliated Guarantor Loan Documents of such modification agreements, estoppels, subordination agreements and other agreements as Lender shall reasonably require.
Q.     In connection with the First Modification, concurrently herewith, Borrower, Operating Lessee and Lender are executing this Modification Agreement.

R.    In connection with the First Modification, concurrently herewith, Borrower, Operating Lessee and Lender are executing a Memorandum of First Amendment of Mortgage, Security Agreement and Fixture Filing, Promissory Note and Other Loan Documents dated as of the Effective Date which will be recorded in the Official Records.
S.    In connection with the First Modification, concurrently herewith, Borrower and Liable Party are executing a First Amendment of Unsecured Indemnity Agreement dated as of the Effective Date (the “Indemnity Agreement First Amendment”).
T.    In connection with the First Modification, concurrently herewith, Liable Party is executing a First Amendment of Guaranty dated as of the Effective Date (the “Guaranty First Amendment”).
U.    In connection with the First Modification, concurrently herewith, Affiliated Guarantor and Lender are executing a First Amendment to Affiliated Guaranty dated as of the Execution Date.
V.    In connection with the First Modification, concurrently herewith, Affiliated Guarantor and Lender are executing a First Amendment to Affiliated Guarantor Subordinate Deed of Trust dated as of the Execution Date which will be recorded in the Official Records of San Francisco County, California.
W.    In connection with the First Modification, Borrower, Lender and Manager are entering into an Amended and Restated Operator Lender Nondisturbance Agreement dated as of the Execution Date which will be recorded in the Official Records.
X     In connection with the Affiliated Loan First Modification, concurrently herewith, Affiliated Guarantor, Operating Lessee and Lender are executing a First Amendment of Deed of Trust, Security Agreement and Fixture Filing, Promissory Note and Other Loan Documents dated as of the Effective Date (the “Affiliated Loan First Modification Agreement”).
Y.    In connection with the Affiliated Loan First Modification, concurrently herewith, Affiliated Guarantor, Operating Lessee and Lender are executing a Memorandum of First Amendment of Deed of Trust, Security Agreement and Fixture Filing, Promissory Note and Other Loan Documents dated as of the Effective Date which will be recorded in the Official Records of San Francisco County, California.
Z.    In connection with the Affiliated Loan First Modification, concurrently herewith, Borrower and Lender are executing a First Amendment to Borrower Guaranty dated as of the Execution Date.
AA.    In connection with the Affiliated Loan First Modification, concurrently herewith, Borrower and Lender are executing a First Amendment of Subordinate Mortgage which will be recorded in the Official Records.

BB.    Capitalized terms used herein and not otherwise defined herein shall have the same meanings as in the Mortgage.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto agree as follows:
1.Term. This Modification Agreement shall remain in full force and effect as long as any amounts or obligations are owing under the Loan Documents. Nothing herein shall discharge or satisfy the obligations of Borrower hereunder except for the full payment and performance of the obligations assumed by Borrower pursuant to the Loan Documents. All of the representations, warranties, and covenants of Borrower in the Loan Documents shall survive the execution, delivery, and recordation of this Modification Agreement.
2.    Outstanding Balance; Modification Fee; No Claims or Defenses.
(a)    Outstanding Balance. Borrower acknowledges and agrees that the outstanding Loan Amount after the payment of the Monthly Installment on September 1, 2013 is $93,123,973.06.
(b)    Modification Fee. On the Effective Date, Borrower shall pay Lender a modification fee in the amount of $465,619.87 from the DS Account (the “Modification Fee”).
(c)    No Claims or Defenses. Borrower represents and warrants that Borrower has no counterclaims, set‑offs or cross‑claims or other claims, defenses (legal or equitable), and/or any other rights or remedies whatsoever (or any basis therefore) against Lender which would, in the absence of this Modification Agreement, in any way alter, reduce or extinguish its liabilities to Lender under and pursuant to the Loan Documents or the Indemnity Agreement (collectively, “Claims”).
3.    Modifications of Note.
(a)    Defined Terms.
(i)    The term “Note” as used in the Note is hereby amended to refer to the Note as amended by this Modification Agreement.
(ii)    The term “Mortgage” as used in the Note is hereby amended to refer to the Mortgage as amended by this Modification Agreement.
(iii)    The term “Loan Documents” as used in the Note is hereby amended to refer to the Loan Documents as amended by this Modification Agreement.
(iv)    The term “Guaranty” as used in the Note is hereby amended to refer to the Guaranty as amended by the Guaranty First Amendment.

(v)    The term “Indemnity Agreement” as used in the Note is hereby amended to refer to the Indemnity Agreement as amended by the Indemnity Agreement First Amendment.
(vi)    The term “Borrower Guaranty” as used in the Note is hereby amended to refer to the Borrower Guaranty as amended by the First Amendment to Borrower Guaranty.
(vii)    The term “Subordinate Mortgage” as used in the Note is hereby amended to refer to the Subordinate Mortgage as amended by the First Amendment of Subordinate Mortgage.
(viii)    The term “Affiliated Guaranty” as used in the Note is hereby amended to refer to the Affiliated Guaranty as amended by the First Amendment of Affiliated Guaranty.
(ix)    All references to “Affiliated Guarantor Subordinate Mortgage” are hereby amended and corrected to refer to “Affiliated Guarantor Subordinate Deed of Trust”. The term “Affiliated Guarantor Subordinate Deed of Trust” as used in the Note is hereby amended to refer to the Affiliated Guarantor Subordinate Deed of Trust as amended by the First Amendment of Affiliated Guarantor Subordinate Deed of Trust.
(b)    Modifications of Defined Terms Effective from and after September 1, 2013. From and after September 1, 2013, the following terms shall be amended as follows:
(i)    The term “Interest Only Period” as used in the Note shall be deleted in its entirety and the following definition substituted in its place:
“Interest Only Period: the period commencing on September 1, 2013 and ending on May 31, 2017; provided, however that the Interest Only Period shall terminate upon the occurrence of an Amortization Reinstatement Event (as defined in Section 3(c)(vii) of this Modification Agreement.”
(ii)    The term “Interest Installment” as used in the Note shall be deleted in its entirety and the following definition substituted in its place:
“Interest Installment: Equal monthly installments of interest at the Interest Rate each in the amount of $472,604.16; provided however that (i) if the Note is prepaid in part, the Interest Installment shall be recalculated effective as of the date of such partial prepayment, and (ii) upon the occurrence of an Amortization Reinstatement Event, the Interest Installment shall be converted into a principal and interest payment in the amount of the Monthly Installment; provided however that if the Note is prepaid in part, the Monthly Installment shall be recalculated effective as of the date of such partial prepayment.”
(iii)    The term “Principal and Interest Installment Date” as used in the Note shall be deleted in its entirety and the following definition substituted in its place:

“Principal and Interest Installment Date: The first day of the calendar month following the occurrence of an Amortization Reinstatement Event.”
(c)    Section 1. Payment of Principal and Interest. From and after September 1, 2013, Section 1 of the Note is hereby deleted in its entirety and the following section substituted in its place:
“Section 1. Payment of Principal and Interest. Principal and interest under this Note shall be payable as follows:
(i)    On September 1, 2013, Borrower shall pay the Monthly Installment;
(ii)    Commencing on October 1, 2013 and on the first day of each calendar month thereafter to and including the first day of the May, 2017, Borrower shall pay the Interest Installment;
(iii)    On the Maturity Date, a final payment in the aggregate amount of the unpaid principal sum evidenced by this Note, all accrued and unpaid interest, and all other sums evidenced by this Note or secured by the Deed of Trust and/or any other Loan Documents as well as any future advances under the Deed of Trust that may be made to or on behalf of Borrower by Holder following the Advance Date (collectively, the “Secured Indebtedness”), shall become immediately payable in full.
(iv)    Notwithstanding the foregoing, commencing upon the occurrence of an Amortization Reinstatement Event and continuing until the occurrence of an Amortization Cessation Event (as defined in Section 3(vii) below), Borrower shall pay the Monthly Installment on each Principal and Interest Installment Date and shall not have the right to pay the Interest Installment.
(v)    Borrower acknowledges and agrees that a substantial portion of the original Loan Amount shall be outstanding and due on the Maturity Date.
(vi)    Interest shall be calculated on the basis of a thirty (30) day month and a three hundred sixty (360) day year, except that (i) if the Advance Date occurs on a date other than the first day of a calendar month, interest payable for the period commencing on the Advance Date and ending on the last day of the month in which the Advance Date occurs shall be calculated on the basis of the actual number of days elapsed over a three hundred sixty-five (365) day or three hundred sixty-six (366) day year, as applicable, and (ii) if the Maturity Date occurs on a date other than the last day of the month, interest payable for the period commencing on the first day of the month in which the Maturity Date occurs and ending on the Maturity Date shall be calculated on the basis of the actual number of days elapsed over a three hundred sixty-five (365) day or three hundred sixty-six (366) day year, as applicable.
(vii)    Amortization Reinstatement Event.

(1)    Lender may, in its sole and absolute discretion, upon five (5) business days’ prior written notice to Borrower, reinstate Borrower’s obligation to pay the Monthly Installment in accordance with the terms of Section 3(c) of this Modification Agreement instead of the Interest Installment upon the occurrence of an Amortization Reinstatement Event.
(2)    Prior to the occurrence of a Borrower Guaranty Termination (as defined in Section 10.9 of the Mortgage), any of the following shall be an Amortization Reinstatement Event:
a.    The combined Loan to Value Ratio for the Property and the Affiliated Guarantor Property encumbered by the Affiliated Guarantor Deed of Trust is greater than 50%, as determined by Lender in its sole and absolute discretion; or,
b.    The combined “trailing” twelve-month NOI for the Property and the Affiliated Guarantor Property is less than $33,000,000, as determined by Lender in its sole and absolute discretion; or,
c.    The Renovations Program (as defined in Section 5 of the Affiliated Loan First Modification Agreement) is not completed in accordance with the terms of Affiliated Loan First Modification Agreement on or before the Renovations Completion Date (as defined in Section 5 of Affiliated Loan First Modification Agreement).
(3)    After the occurrence of a Borrower Guaranty Termination, any of the following shall be an Amortization Reinstatement Event:
a.    The Loan to Value Ratio for the Property is greater than 50%, as determined by Beneficiary in its sole and absolute discretion; or,
b.    The “trailing” twelve-month NOI for the Property is less than $8,000,000, as determined by Lender in its sole and absolute discretion.
(4)    If Borrower cures an Amortization Reinstatement Event, as determined by Lender in its sole and absolute discretion, and Lender provides written notice of such cure to Borrower (an “Amortization Cessation Event”), then and in such event, commencing from the date of the Amortization Cessation Event, Borrower on each ensuing Principal and Interest Installment Date may recommence payments of the Interest Installment instead of the Monthly Installment; provided however that in the event a subsequent Amortization Reinstatement Event occurs, Borrower shall recommence paying the Monthly Installment instead of the Interest Installment in accordance with the terms of this Section unless and until a subsequent Amortization Cessation Event occurs.”
4.    Modification of Mortgage.
(a)    Defined Terms.
(i)    The term “Note” as used in the Mortgage is hereby amended to refer to the Note as amended by this Modification Agreement.

(ii)    The term “Mortgage” as used in the Mortgage is hereby amended to refer to the Mortgage as amended by this Modification Agreement.
(iii)    The term “Loan Documents” as used in the Mortgage is hereby amended to refer to the Loan Documents as amended by this Modification Agreement.
(iv)    The term “Guaranty” as used in the Mortgage is hereby amended to refer to the Guaranty as amended by the Guaranty First Amendment.
(v)    The term “Indemnity Agreement” as used in the Mortgage is hereby amended to refer to the Indemnity Agreement as amended by the Indemnity Agreement First Amendment.
(vi)    The term “Borrower Guaranty” as used in the Mortgage is hereby amended to refer to the Borrower Guaranty as amended by the First Amendment to Borrower Guaranty.
(vii)    The term “Subordinate Mortgage” as used in the Mortgage is hereby amended to refer to the Subordinate Mortgage as amended by the First Amendment of Subordinate Mortgage.
(viii)    The term “Affiliated Guaranty” as used in the Mortgage is hereby amended to refer to the Affiliated Guaranty as amended by the First Amendment of Affiliated Guaranty.
(ix)    The term “Affiliated Guarantor Subordinate Deed of Trust” as used in the Mortgage is hereby amended to refer to the Affiliated Guarantor Subordinate Deed of Trust as amended by the First Amendment of Affiliated Guarantor Subordinate Deed of Trust.
(x)    The term “Assignment and Subordination of Management Agreement and Consent of Manager” as used in the Mortgage is hereby amended to refer to the Amended and Restated Operator-Lender Nondisturbance Agreement.
(xi)    The term “Affiliated Guarantor Loan” as used in the Mortgage is hereby amended to refer to the Affiliated Guarantor Loan as amended by the Affiliated Loan First Modification Agreement.
(xii)    The term “Affiliated Guarantor Note” as used in the Mortgage is hereby amended to refer to the Affiliated Guarantor Note as amended by the Affiliated Loan First Modification Agreement.
(xiii)    The term “Affiliated Guarantor Deed of Trust” as used in the Mortgage is hereby amended to refer to the Affiliated Guarantor Deed of Trust as amended by the Affiliated Loan First Modification Agreement.

(xiv)    The term “Affiliated Guarantor Loan Documents” as used in the Mortgage is hereby amended to refer to the Affiliated Guarantor Loan Documents as amended by the Affiliated Loan First Modification Agreement.
(b)    Section 2.12 Debt Service Reserve Account.
(i)    As of the Effective Date after deducting the Modification Fee, the amount of DS Funds in the DS Account is $1,394,749.22.
(ii)    Section 2.12(h) is hereby deleted in its entirety and the following section substituted in its place:
“(h)    Lender shall release DS Funds to Liable Party (a “Release Event”) in the event that (i) (w) if after the date which is eighteen months following the Advance Date (as defined in the Note), the “trailing” twelve-month net operating income (“NOI”) for the Property reaches $12,500,000.00, as determined by Lender in its sole and absolute discretion and (x) if a Release Event occurs under the Affiliated Guarantor Loan or if the Affiliated Guarantor Loan has been satisfied in full; or if after the date which is eighteen months following the Advance Date, the “trailing” twelve-month NOI for the Property and the Affiliated Guarantor Property reaches $40,800,000.00, as determined by Lender in its sole and absolute discretion (each such occurrence, a “Release Threshold”).”
(c)    Section 10.3. One Time Transfer Right. Section 10.3(a) of the Mortgage is hereby deleted in its entirety and the following section substituted in its place
“(a)    Notwithstanding anything in this Mortgage to the contrary, Borrower shall have a one time right to transfer either or both of the Property and the Affiliated Guarantor Property to a transferee (a “Permitted Transferee”), subject to the following conditions: (i) there being no Event of Default under the Loan Documents, the Indemnity Agreement, the Guaranty or under the Affiliated Guarantor Loan Documents at the time of the transfer, (ii) Lender’s approval of the transferee, in its sole and absolute discretion, (iii) the transferee shall be able to make and shall make the ERISA representations and other representations set forth in Sections 8.1, 8.2, 8.4 (excluding clause (f)), 8.6 and 8.7 of this Mortgage, (iv) the cash flow, in the opinion of Lender, derived from the Property and the Affiliated Guarantor Property shall be no less than 1.5 times the annual payments required under the Loan and the Affiliated Guarantor Loan considered separately as determined by Lender in its sole and absolute discretion; provided, however that such determination by Lender shall be based upon (x) the amortization schedule of the Original Note without giving effect to the cessation of principal payments under the Original Note effected by this Modification Agreement and (y) the amortization schedule of the Affiliated Guarantor Note without giving effect to the cessation of principal payments under the Affiliated Guarantor Note effected by the Affiliated Loan First Modification Agreement, (v) the loan to value ratio of the Property and the Affiliated Guarantor Property at the time of the transfer shall not be greater than 50% for each property considered separately as determined by Lender in its sole and absolute discretion, (vi) if the Property is transferred, Borrower or the transferee shall pay a fee equal to one percent (1%) of the outstanding principal balance of the Note at the time of the assumption together with a nonrefundable processing fee in the amount of $10,000.00 for each property that is transferred, (vii) the transferee shall expressly assume the Loan Documents and the Indemnity Agreement in a manner satisfactory to Lender and additional liable parties acceptable to Lender shall execute the Guaranty with respect to events arising or occurring from and after the date of the transfer, which additional liable parties must have (in the aggregate if more than one) a net worth of not less than $600,000,000.00, (viii) the transferee must be experienced in the ownership, management and leasing of properties similar to the Property, (ix) Borrower or transferee shall pay all costs and expenses incurred by Lender in connection with the transfer, including title insurance premiums, documentation costs and reasonable attorneys’ fees, and (x) if the Loan has been securitized, Lender shall have received confirmation that the assumption of the Loan by the transferee will not result in an adverse change in the rating of the Securities by the Rating Agency. No such transfer shall release Borrower or Liable Party from their obligations under the Loan Documents, the Indemnity Agreement or the Guaranty or Affiliated Guarantor under the Affiliated Guaranty with respect to events arising or occurring prior to the date of transfer but Borrower and Liable Party shall be released with respect to events arising or occurring after the date of transfer and the Affiliated Guarantor shall not be liable for any events arising or occurring after the date of such transfer. Lender, in its reasonable discretion, may elect to document the assumption of the Loan with a new Promissory Note, Mortgage and such other transaction documents (“New Loan Documents”) as it reasonably deems necessary or desirable to be executed by such transferee, which New Loan Documents shall contain terms substantially identical to the terms of the existing Loan Documents, except as modified to reflect the transaction.”
(d)    Section 10.9. Release of Borrower Guaranty. Section 10.9 (iv) of the Mortgage is hereby deleted in its entirety and the following section substituted in its place:
“(iv) The full payment and satisfaction of all obligations of Borrower under the Loan Documents in connection with a sale of the Property and the prepayment of the Note; provided, however, that in the event of such full payment and satisfaction, all of the following conditions precedent to the Borrower Guaranty Termination shall have occurred and be true at the time of the Borrower Guaranty Termination:
(1)    There shall be no pending Event of Default under the Loan Documents or the Affiliated Guarantor Loan Documents;
(2)    The loan-to-value ratio (“Loan to Value Ratio”) for the Affiliated Guarantor Property encumbered by the Affiliated Guarantor Mortgage shall not be greater than 50% as determined by Lender in its sole and absolute discretion; provided however, that a principal reduction payment may be made under the Affiliated Guarantor Note in accordance with the terms of the Affiliated Guarantor Note, including the payment of any applicable prepayment fee, in order to meet the Loan to Value Ratio;
(3)    The debt service coverage ratio for the Affiliated Guarantor Property encumbered by the Affiliated Guarantor Deed of Trust (the “DSC”) shall not be less than 1.50x as determined by Lender in its sole and absolute discretion; provided, however that (i) such determination by Lender shall be based upon the amortization schedule of the Original Note without giving effect to the cessation of principal payments under the Original Note effected by this Modification Agreement and (ii) that a principal reduction payment may be made under the Affiliated Guarantor Note in accordance with the terms of the Affiliated Guarantor Note, including the payment of any applicable prepayment fee, in order to meet the DSC; and,”
(e)    Effect of Mortgage. The Mortgage is hereby modified to provide that the Mortgage secures the Note, as amended hereby, in addition to and not in limitation of all other indebtedness and obligations stated in the Mortgage to be secured thereby.
5.    Costs and Expenses. Any and all reasonable costs arising out of or as a result of this Modification Agreement, including, without limitation all reasonable costs of Lender, fees and costs of Lender’s outside legal counsel in connection herewith, costs of recordation, title insurance endorsements, and escrow fees, shall be paid by Borrower upon recordation hereof, and in no event shall any such costs be borne by Lender.
6.    Representations of Borrower. Borrower and/or Operating Lessee, as applicable, hereby represents and warrants to and agrees with Lender as follows:
(a)    Reaffirmation and Ratification of Representations and Warranties. Operating Lessee and Borrower each hereby represents and warrants to Lender that all of the representations and warranties of Borrower and/or Operating Lessee set forth in the Mortgage and the other Loan Documents are true and correct as of the date hereof, including without limitation, each of the representations and warranties set forth in Article VIII of the Mortgage.
(b)    Absence of Defaults. There are no defaults, and no events which with notice or the lapse of time, or both, would constitute a default, under the Note, the Mortgage or any of the other Loan Documents or under the Indemnity Agreement.
(c)    Leases. Borrower and/or Operating Lessee has delivered to Lender true, correct and complete copies of all leases and licensing agreements affecting the Property which have been executed after May 5, 2010 and all arrangements which have been entered into after May 5, 2010 pursuant to which any person or entity has any present or future right to occupy all or any portion of the Property and all guaranties in connection therewith.

(d)    Management Agreement. Borrower and/or Operating Lessee has delivered to Lender true, correct and complete copies of all amendments and modifications to the Management Agreement which have been executed after May 5, 2010.
(e)    Accuracy of Information. All information, documents, reports and accountings prepared by and submitted by Borrower and/or Operating Lessee in connection with the Modification are true and correct.
(f)    No Adverse Change. As of the Effective Date, there has not occurred any change, event or condition which has or is reasonably likely to cause, an Adverse Change (as hereinafter defined). For the purpose of this section, an Adverse Change shall mean that the income of the Property, the constituent parties comprising Borrower and/or Operating Lessee and the credit of Borrower and Operating Lessee as well as all other features of the Loan are not either substantially similar to or better than the condition existing as of May 5, 2010, or if such items are not substantially similar to or better than the conditions existing on such date, as of the Effective Date, Lender shall have expressly approved such changes in writing.
(g)    Bankruptcy Representations and Warranties. Borrower represents and warrants and acknowledges and agrees that:
(i)    The provisions in this Section are a material inducement for Lender entering into this Modification Agreement and that Lender would not have entered into this Modification Agreement without the covenants and agreements set forth in this Section.
(ii)    Borrower has received good and valuable consideration in exchange for this waivers, covenants and agreements and that in entering into this Modification Agreement, Borrower has obtained the advice of counsel.
7.    Reaffirmation and Ratification of Loan Documents. The Note, the Mortgage and all other Loan Documents are hereby ratified and confirmed and all the terms, covenants and conditions and agreements contained therein shall stand and remain unchanged and in full force and effect, except only as the same are herein and hereby specifically modified. In the event of any breach or default of any term hereof by Borrower and/or Operating Lessee or if any of the representations or warranties made by Borrower and/or Operating Lessee are false, such event shall also be deemed to be a default or breach of the Note, Mortgage and all other Loan Documents and shall entitle Lender to exercise any remedies contained in the Loan Documents separately or concurrently and in such order as Lender may determine. Except as specifically supplemented and amended hereby, the Loan Documents, as modified by this Modification Agreement shall each remain in full force and effect.
8.    Attorneys’ Fees and Costs. In the event of any action or proceeding between the parties to enforce this Modification Agreement, the unsuccessful party to such litigation shall pay to the successful party all costs and expenses, including reasonable attorneys’ fees (including costs and expenses incurred in connection with all appeals) incurred by the successful party, and these costs, expenses and attorneys’ fees may be included in and as part of the judgment. A successful party shall be the party who is entitled to recover its costs of suit, whether or not the suit proceeds to final judgment.
9.    Governing Law. This Modification Agreement shall be governed by and construed in accordance with the laws of the State of Illinois. If any court of competent jurisdiction determines any provision of this Modification Agreement or any of the Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part hereof or of the Loan Documents.
10.    Jurisdiction. On behalf of itself and all of their respective constituents, Borrower and Operating Lessee each hereby agree and consent to the exclusive jurisdiction and venue of the state courts of Illinois and the federal courts of the United States having territorial jurisdiction where the Property is located.
11.    Confirmation of Obligations. Borrower and Operating Lessee each hereby confirm each of the covenants, agreements and obligations of Borrower and/or Operating Lessee set forth in the Loan Documents, as modified and amended hereby. Borrower and Operating Lessee each acknowledge and agree that, if and to the extent that Lender has not heretofore required strict compliance with the performance of such covenants, agreements and obligations, such action or inaction shall not constitute a waiver of, or otherwise affect in any manner, Lender’s rights and remedies under the Loan Documents, as amended hereby, including the right to require performance of such covenants, agreements and obligations strictly in accordance with the terms and provisions thereof.
12.    Non-Impairment. Except as expressly provided herein, nothing contained in this Modification Agreement shall (i) alter or affect any provision, condition or covenant contained in the Note, the Deed of Trust, the other Loan Documents, or the Indemnity Agreement or the Guaranty or affect or impair any rights, powers or remedies thereunder, it being the intent hereof that the provisions of the Note, the Morgage, the other Loan Documents, and the Indemnity Agreement and Guaranty shall each continue in full force and effect except as expressly modified hereby, or (ii) be deemed or construed to be an impairment of the lien of the Mortgage, and the lien of the Mortgage shall remain a first lien encumbering the property covered by the Mortgage.
13.    Prior Agreements. The Loan Documents, including this Modification Agreement, together with the Indemnity Agreement and the Guaranty (i) integrate all the terms and conditions mentioned in or incidental to the Loan Documents, (ii) supersede all oral negotiations and prior and other writings with respect to the subject matter thereof, and (iii) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in the Loan Documents, the Indemnity Agreement and the Guaranty and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Modification Agreement and those of any of the original Loan Documents, the terms, conditions and provisions of this Modification Agreement shall prevail.
14.    No Amendment. This Modification Agreement may not be amended or modified in any respect except by a writing duly executed by Borrower and Lender.

15.    No Rights Conferred on Others. Nothing contained in the Loan Documents, including this Modification Agreement, shall be construed as giving any person, other than the parties hereto, any right, remedy or claim under or in respect of the Loan Documents, including this Modification Agreement, except for the rights granted to the Released Parties above. No third party shall have a right to enforce against Lender any right that Borrower may have under this Modification Agreement.
16.    Legend. Lender may place an appropriate legend on the Note indicating the existence of this Modification Agreement.
17.    Counterparts. This Modification Agreement may be executed in any number of counterparts, each of which when executed and delivered to Lender will be deemed to be an original, and all of which, taken together, will be deemed to be one and the same instrument.
[Signatures on Next Page]

IN WITNESS WHEREOF, the parties have executed this Modification Agreement as of the date first set forth above.

LENDER:

Metropolitan Life Insurance Company,
a New York corporation
By:    /s/ Eric McCoskey
Name: Eric McCoskey
Its: Director

BORROWER:

SHC COLUMBUS DRIVE, LLC,
a Delaware limited liability company
By: /s/ Jonathan P. Stanner
Jonathan P. Stanner
Vice President, Capital Markets & Treasurer

OPERATING LESSEE:

DTRS COLUMBUS DRIVE, LLC,
a Delaware limited liability company
By:    /s/ Jonathan P. Stanner
    Jonathan P. Stanner
    Vice President, Capital Markets & Treasurer

S-1

EXHIBIT A
DESCRIPTION OF LAND
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF CHICAGO, COUNTY OF COOK, STATE OF ILLINOIS AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:
THAT PART OF THE LANDS LYING EAST OF AND ADJOINING FORT DEARBORN ADDITION TO CHICAGO, BEING THE WHOLE OF THE SOUTHWEST FRACTIONAL 1/4 OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, BOUNDED AND DESCRIBED AS FOLLOWS:
COMMENCING AT THE POINT OF INTERSECTION OF THE EAST LINE OF NORTH STETSON AVENUE, 74 FEET WIDE, AS SAID NORTH STETSON AVENUE IS SHOWN AND DEFINED ON THE PLAT TITLED "PLAT OF MID-AMERICA, A RESUBDIVISION OF THE PRUDENTIAL AND ILLINOIS CENTRAL SUBDIVISION," AND RECORDED IN THE RECORDER'S OFFICE OF SAID COOK COUNTY, ILLINOIS ON NOVEMBER 20, 1957, AS DOCUMENT NO. 17069914, WITH THE NORTH LINE OF EAST LAKE STREET, 74.00 FEET WIDE, AS SAID EAST LAKE STREET WAS DEDICATED TO THE CITY OF CHICAGO BY INSTRUMENT RECORDED IN SAID RECORDER'S OFFICE ON THE 26TH DAY OF MARCH, 1984, AS DOCUMENT NO. 27018354 (SAID POINT OF INTERSECTION BEING 460.193 FEET, MEASURED ALONG SAID EAST LINE OF NORTH STETSON AVENUE, NORTH FROM THE POINT OF INTERSECTION OF SAID EAST LINE WITH THE NORTH LINE OF EAST RANDOLPH STREET, AS SAID EAST RANDOLPH STREET WAS DEDICATED AND CONVEYED TO THE CITY OF CHICAGO BY INSTRUMENT RECORDED IN SAID RECORDER'S OFFICE ON MARCH 14, 1979 AS DOCUMENT 24879731), AND RUNNING THENCE EAST ALONG SAID NORTH LINE OF EAST LAKE STREET, SAID NORTH LINE BEING PERPENDICULAR TO SAID EAST LINE OF NORTH STETSON AVENUE, A DISTANCE OF 352.541 FEET TO THE POINT OF BEGINNING AT THE SOUTHEAST CORNER OF THE HEREINAFTER DESCRIBED PARCEL OF LAND, SAID POINT OF BEGINNING BEING ALSO THE POINT OF INTERSECTION OF SAID NORTH LINE OF EAST LAKE STREET WITH THE WEST LINE OF NORTH COLUMBUS DRIVE, AS SAID NORTH COLUMBUS DRIVE WAS DEDICATED AND CONVEYED TO THE CITY OF CHICAGO BY INSTRUME
NT RECORDED IN SAID RECORDER'S OFFICE ON THE 5TH DAY OF JUNE, 1972 AS DOCUMENT NO. 21925615; THENCE NORTH ALONG SAID WEST LINE OF NORTH COLUMBUS DRIVE, SAID WEST LINE BEING PERPENDICULAR TO SAID NORTH LINE OF EAST LAKE STREET, A DISTANCE OF 205.542 FEET; THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF NORTH COLUMBUS DRIVE A DISTANCE OF 107.541 FEET; THENCE SOUTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF NORTH COLUMBUS DRIVE A DISTANCE OF 30.00 FEET; THENCE WEST ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED COURSE A DISTANCE OF 120.00 FEET; THENCE SOUTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF NORTH COLUMBUS DRIVE A DISTANCE OF 175.542 FEET TO AN INTERSECTION WITH SAID NORTH LINE OF EAST LAKE STREET; THENCE EAST ALONG SAID NORTH LINE OF EAST LAKE STREET A DISTANCE OF 227.541 FEET TO THE POINT OF BEGINNING.
EXCEPTING FROM THE ABOVE DESCRIBED PARCEL THAT PART OF THE PROPERTY AND SPACE DEDICATED FOR EAST LAKE STREET, WHICH PART IS BOUNDED AND DESCRIBED AS FOLLOWS:
COMMENCING AT THE POINT OF INTERSECTION OF THE EAST LINE OF NORTH STETSON AVENUE AS SHOWN AND DEFINED ON THE "PLAT OF MID-AMERICA, A RESUBDIVISION OF THE PRUDENTIAL AND ILLINOIS CENTRAL SUBDIVISION," AND RECORDED IN THE OFFICE OF THE RECORDER OF COOK COUNTY, ILLINOIS, ON NOVEMBER 20, 1957 AS DOCUMENT NO. 17069914, WITH THE NORTH LINE, EXTENDED EAST OF EAST RANDOLPH STREET, AND RUNNING THENCE NORTH

ALONG SAID EAST LINE OF NORTH STETSON AVENUE (SAID EAST LINE BEING A LINE WHICH IS 451.50 FEET, MEASURED PERPENDICULARLY, EAST FROM AND PARALLEL WITH THE EAST LINE OF NORTH BEAUBIEN COURT), A DISTANCE OF 460.193 FEET; THENCE EAST ALONG A LINE WHICH IS PERPENDICULAR TO SAID EAST LINE OF NORTH STETSON AVENUE, A DISTANCE OF 332.541 FEET TO THE POINT OF BEGINNING; THENCE NORTHEASTWARDLY ALONG A STRAIGHT LINE A DISTANCE OF 28.284 FEET TO A POINT WHICH IS 352.541 FEET, MEASURED PERPENDICULARLY, EAST FROM SAID EAST LINE OF NORTH STETSON AVENUE AND 20.00 FEET, MEASURED PERPENDICULARLY, NORTH FROM SAID LAST DESCRIBED COURSE EXTENDED EAST (SAID POINT BEING ON THE WEST LINE OF NORTH COLUMBUS DRIVE AS SAID NORTH COLUMBUS DRIVE WAS DEDICATED AND CONVEYED TO THE CITY OF CHICAGO BY INSTRUMENT RECORDED IN SAID RECORDER'S OFFICE ON THE 5TH DAY OF JUNE, 1972, AS DOCUMENT NO. 21925615); THENCE SOUTH ALONG SAID WEST LINE OF NORTH COLUMBUS DRIVE A DISTANCE OF 20.00 FEET; THENCE WEST ALONG A LINE WHICH IS PERPENDICULAR TO SAID EAST LINE OF NORTH STETSON AVENUE, A DISTANCE OF 20.00 FEET TO THE POINT OF BEGINNING; AND WHICH LIES BELOW AND EXTENDS DOWNWARD FROM AN ELEVATION OF 35.10 FEET ABOVE CHICAGO CITY DATUM AND WHICH LIES ABOVE AND EXTENDS UPWARD FROM AN ELEVATION OF 27.60 FEET ABOVE CHICAGO CITY DATUM.
PARCEL 2:
EASEMENTS FOR THE BENEFIT OF PARCEL 1, AS CREATED IN THE TRUSTEE'S DEED DATED AUGUST 16, 1983, AND RECORDED IN THE RECORDER'S OFFICE OF COOK COUNTY, ILLINOIS ON AUGUST 26, 1983, AS DOCUMENT NO. 26751440 AS FOLLOWS:
PEDESTRIAN AREA EASEMENT, MADE AVAILABLE ON THE DECK, AS THEREINAFTER DEFINED, FOR PEDESTRIAN USE ("PEDESTRIAN AREA") HAVING A MINIMUM WIDTH OF 20 FEET AND EXTENDING FROM THE NORTH LINE TO THE SOUTH LINE OF THE DECK. THE PEDESTRIAN AREA SHALL PROVIDE ACCESS TO THE DECK AT THE SOUTHERLY LINE OF THE PROPERTY DEFINED AS PARCEL 1 AND SHALL BE AT SUCH LOCATION AS DETERMINED BY GRANTEE, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 2 OF SAID TRUSTEE'S DEED;
ALSO
ENTRANCE AREA EASEMENT, FOR PEDESTRIAN ACCESS TO THE ADJOINING PROPERTY, (THE APPROXIMATE LOCATION OF WHICH IS DEPICTED ON THE DRAWING ENTITLED EXHIBIT C ATTACHED TO THE DEED) PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 3 OF SAID TRUSTEE'S DEED;
ALSO
A PEDESTRIAN WALKWAY (THE MID-BLOCK WALKWAY), FOR THE PURPOSE OF PROVIDING ACCESS TO THE BUILDING ON THE REALTY PROPERTY (SOUTH AND ADJOINING) AND TO THE BUILDING OR BUILDINGS TO BE LOCATED ON THE LAND INSURED HEREIN AS PARCEL 1, (THE APPROXIMATE LOCATION OF WHICH IS DEPICTED ON THE DRAWING ENTITLED EXHIBIT C ATTACHED TO THE DEED), PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 4 OF SAID TRUSTEE'S DEED.
PARCEL 3:
A PERPETUAL AND EXCLUSIVE EASEMENT TO CONSTRUCT, USE, OPERATE, MAINTAIN, REPAIR, RECONSTRUCT AND REPLACE, (AT THE SOLE COST AND EXPENSE OF THE OWNER(S) OF PARCEL 1), A DRIVEWAY FOR INGRESS TO AND EGRESS, FROM THAT PART OF THE BLOCK OWNED BY THE LC TRUST MARKED "LC PROPERTY" ON EXHIBIT "A", FOR THE BENEFIT OF PARCEL 1, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 1.2 OF A CERTAIN RECIPROCAL EASEMENT AGREEMENT DATED SEPTEMBER 30, 1985 AND RECORDED SEPTEMBER 30, 1985 AS

DOCUMENT NO. 85,211,829, AS AMENDED BY AMENDMENT TO RECIPROCAL EASEMENT AGREEMENT DATED OCTOBER 1, 1985 AND RECORDED MARCH 25, 1986 AS DOCUMENT NO. 86115106, AT AN ELEVATION OF APPROXIMATELY 55 FEET, 6 INCHES ABOVE THE CHICAGO CITY DATUM AND WITHIN AN AREA OF THE BLOCK, HEREAFTER DEFINED, HAVING A LENGTH OF 74 FEET AND A WIDTH OF 10 FEET MARKED "DRIVEWAY EASEMENT" ON EXHIBIT "A" OF SAID RECIPROCAL EASEMENT AGREEMENT, SAID BLOCK DEFINED AS THAT PART OF THE LANDS LYING EAST OF AND ADJOINING FORT DEARBORN ADDITION TO CHICAGO, BEING THE WHOLE OF THE SOUTHWEST FRACTIONAL 1/4 OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, BOUNDED AS FOLLOWS:
ON THE NORTH BY THE SOUTH LINE OF EAST SOUTH WATER STREET, ON THE EAST BY THE WEST LINE OF NORTH COLUMBUS DRIVE, ON THE SOUTH BY THE NORTH LINE OF EAST LAKE STREET AND ON THE WEST BY THE EAST LINE OF NORTH STETSON AVENUE.
ALSO
PERPETUAL AND NON-EXCLUSIVE EASEMENTS TO USE, MAINTAIN AND REPAIR, AT THE SOLE COST AND EXPENSE OF THE GRANTEE, TWO EMERGENCY EXITWAYS FOR PEDESTRIAN USE, FOR THE BENEFIT OF PARCEL 1, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 1.3 OF SAID RECIPROCAL EASEMENT AGREEMENT AT AN ELEVATION OF APPROXIMATELY 57.0 FEET ABOVE CHICAGO CITY DATUM, EACH HAVING AN UNOBSTRUCTED WIDTH OF 3 FEET 8 INCHES EXTENDING FROM THE WEST LINE OF PARCEL 1 TO NORTH STETSON AVENUE MARKED "EXITWAY EASEMENTS" ON EXHIBIT "A" OF SAID RECIPROCAL EASEMENT AGREEMENT.
ALSO
PERPETUAL AND NON-EXCLUSIVE EASEMENTS TO ENTER UPON THAT PART OF THE BLOCK OWNED BY GRANTOR AS MAY BE REASONABLY NECESSARY, FOR THE PURPOSE OF WINDOW WASHING, CAULKING, TUCKPOINTING, SEALING AND ANY OTHER MAINTENANCE OR REPAIR OF THE IMPROVEMENTS CONSTRUCTED ON PARCEL 1 ALONG THE COMMON BOUNDARIES OF THE PROPERTY OWNED BY GRANTOR AND GRANTEE, TO THE EXTENT REASONABLY PRACTICABLE ALL SUCH MAINTENANCE AND REPAIR WORK WILL BE PERFORMED IN THE AIR RIGHTS, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 1.5 OF SAID RECIPROCAL EASEMENT AGREEMENT.
PARCEL 4: THE EMERGENCY EGRESS EASEMENT
A PERPETUAL EASEMENT FOR EMERGENCY EGRESS, FOR THE BENEFIT OF PARCEL 1, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH I OF A CERTAIN HOTEL EASEMENT AGREEMENT DATED SEPTEMBER 30, 1985 AND RECORDED SEPTEMBER 30, 1985 AS DOCUMENT NO. 85211830 ON AN AREA DESCRIBED AND DEFINED AS THE "DECK EASEMENT AREA" IN SAID HOTEL EASEMENT AGREEMENT AND AMENDED BY AMENDMENT TO HOTEL EASEMENT AGREEMENT, RECORDED MARCH 25, 1986 AS DOCUMENT NO. 86115107, AND FURTHER AMENDED BY SECOND AMENDMENT TO HOTEL EASEMENT AGREEMENT DATED DECEMBER 30, 1993 RECORDED JANUARY 4, 1994 AS DOCUMENT NUMBER 94007534 AMENDING SAID EASEMENT TO THE AREA DEPICTED ON EXHIBIT "C-1" AND LEGALLY DESCRIBED ON EXHIBIT "D" ATTACHED THERETO AND MADE A PART THEREOF.
ALSO, THE OPERATING EASEMENT
EASEMENT FOR INGRESS AND EGRESS FOR MAINTENANCE AND REPAIR OF THE SOUTH FACADE OF THE HOTEL BUILT ON PARCEL 1, FOR THE BENEFIT OF PARCEL 1, CONTAINED IN PARAGRAPH II OF SAID HOTEL EASEMENT AGREEMENT ONTO THE NORTH 39 INCHES, MORE OR LESS,

OF THE "AMOCO PROPERTY" AS DESCRIBED AND DEFINED IN SAID HOTEL EASEMENT AGREEMENT RECORDED MARCH 25, 1986 AS DOCUMENT NO. 86115107.
ALSO, THE AIRSPACE EASEMENTS
A PERPETUAL EASEMENT FOR THE BENEFIT OF PARCEL 1, TO INSTALL DAVITS OR OTHER DEVICES ONTO THE HOTEL INTO THE AIRSPACE OVER THE DECK AND TO UTILIZE SAID AIRSPACE FOR MAINTENANCE AND REPAIR OF THE HOTEL FROM SCAFFOLDS OR OTHER DEVICES ATTACHED THERETO, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH III A., OF SAID HOTEL EASEMENT AGREEMENT INTO THE AIRSPACE OVER THE "DECK" AS DESCRIBED AND DEFINED IN SAID HOTEL EASEMENT AGREEMENT.
AND
A PERPETUAL EASEMENT, FOR THE BENEFIT OF PARCEL 1, TO PERMANENTLY ATTACH A CORNICE AND WINDOW WASHING TRACK ONTO THE TURRET PORTION AT THE TOP OF THE HOTEL INTO THE AIRSPACE ABOVE THE DECK (AS THEREIN DEFINED) AND TO UTILIZE SUCH AIRSPACE FOR THE WASHING OF WINDOWS AND MAINTENANCE OF THE TURRET PORTION OF THE HOTEL, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH III B., OF SAID HOTEL EASEMENT AGREEMENT.
PARCEL 5:
NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED IN THE STAIRWAY AND VESTIBULE EASEMENT AGREEMENT MADE BY AND BETWEEN GO ACIC ASSOCIATES LIMITED PARTNERSHIP, AN ILLINOIS LIMITED PARTNERSHIP AND AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST AGREEMENT DATED JULY 17, 1985 AND KNOWN AS TRUST NUMBER 64971 DATED OCTOBER 1, 1994 RECORDED NOVEMBER 29, 1994 AS DOCUMENT 04002367, FOR EMERGENCY PEDESTRIAN EGRESS, AND USE OF VESTIBULE AREA, OVER, UPON AND ACROSS THAT PORTION OF THE LAND AS SHOWN ON THE EXHIBIT "C" ATTACHED TO SAID EASEMENT AGREEMENT.

PIN: 17-10-316-023

Street Address: 200 North Columbus Drive, Chicago, Illinois